 As filed with the Securities and Exchange Commission on January 25, 1994
                                      Registration No. 33-
==========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 GenRad, Inc.
- --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Massachusetts                              04-1360950
- ----------------------------------------       ---------------------------
           (State or other                          (I.R.S. Employer
     jurisdiction of incorporation)               Identification Number)

300 Baker Avenue, Concord, Massachusetts                  01742
- --------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)

                       1991 EQUITY INCENTIVE PLAN
- --------------------------------------------------------------------------
                        (Full title of the plan)


                          David E. Redlick, Esq.
                              Hale and Dorr
                            60 State Street
                       Boston, Massachusetts 02109
- --------------------------------------------------------------------------
                 (Name and address of agent for service)

                             (617) 526-6000
- --------------------------------------------------------------------------
       (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

==========================================================================

                                    Proposed       Proposed
                                    Maximum        Maximum      Amount of
    Title                          Offering       Aggregate       Regi-
  of Securities   Amount to be     Price Per       Offering     stration
to be Registered   Registered      Share (1)       Price (1)    Fee (1)
- --------------------------------------------------------------------------
 Common Stock,      1,500,000
$1.00 par value       shares        $6.50          $9,750,000    $3,362
- --------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h) of the Securities Act of 1933, based on the average of the reported high and low sale prices of the registrant's Common Stock on the New York Stock Exchange on January 20, 1994.

                             Page _1_ of _8_ Pages
                            Exhibit Index on Page 5

                    Statement of Incorporation by Reference
                    ---------------------------------------


        This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 33-42789, relating to the registrant's 1991 Equity Incentive Plan.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1993, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Concord, Massachusetts, on the 24th day of January, 1994.


                                               GENRAD, INC.



                                               By: SIGNATURE
                                                   ----------------------------
                                                   James F. Lyons
                                                   President and
                                                   Chief Executive Officer


                               POWER OF ATTORNEY

        We, the undersigned officers and directors of GenRad, Inc., hereby severally constitute and appoint James F. Lyons and David E. Redlick, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith, and any and all amendments to said registration statement and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable GenRad, Inc. to comply with the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


    Signature                  Title                                     Date
    ---------                  -----                                     ----

SIGNATURE
________________________       Principal Executive Officer,         January 24, 1994
James F. Lyons                 President and Director

SIGNATURE
________________________       Principal Financial Officer          January 21, 1994
Robert C. Aldworth

SIGNATURE
________________________       Principal Accounting Officer         January 21, 1994
Robert C. Aldworth


________________________       Director
Robert E. Anderson


________________________       Director
Edwin M. Martin, Jr.

SIGNATURE
________________________       Director                             January 18, 1994
Paul Penfield, Jr.


________________________       Director
William G. Scheerer

SIGNATURE
________________________       Director                             January 17, 1994
Wilson Wilde

SIGNATURE
________________________       Director                             January 18, 1994
James H. Wright





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

                                 EXHIBIT INDEX


Exhibit
Number         Exhibit                                           Page
- -------        -------                                           ----

 4.1           Articles of Organization of the
               Registrant (incorporated herein
               by reference to Exhibit 3.1 to the
               Registrant's report on Form 10-K for
               the year ended January 2, 1988).

 4.2           By-Laws of the Registrant (incorporated
               herein by reference to Exhibit 3.2 to
               the Registrant's report on Form 10-K
               for the year ended December 29, 1990).

 4.3 Rights Agreement dated as of June 17, 1988 between the Registrant and The First
               National Bank of Boston (incorporated
               herein by reference to Exhibit 4.2 to
               the Registrant's report on Form 10-K for the year ended December 31, 1988).

 5.1           Opinion of Hale and Dorr.                          6

23.1           Consent of Hale and Dorr (included in              6
               Exhibit 5.1).

23.2           Consent of Arthur Andersen & Co.                   8

24.1           Power of Attorney (See page 3-4 of this
               Registration Statement).





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